UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2007

AVIGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On May 31, 2007, Avigen, Inc., renewed its credit facility with Wells Fargo Bank, National Association (the “Bank”), effective as of June 1, 2007, to extend the expiration date until November 30, 2009. Under the terms of the credit facility, as renewed:

  The Bank agrees to provide a Loan Commitment through November 30, 2009, not to exceed the aggregate principal amount of Eight Million Dollars ($8,000,000), the proceeds of which shall be used to refinance Avigen’s outstanding borrowings under its expiring line of credit;

  Avigen may from time to time during the term of the Loan Commitment partially or wholly repay any outstanding borrowings, provided that amounts repaid may not be reborrowed, and that the outstanding principal balance of the Loan Commitment shall be due and payable in full on November 30, 2009;

  The outstanding principal balance of the Loan Commitment will bear interest either (a) at a fluctuating rate per annum 0.75% below the Bank’s Prime Rate in effect from time to time, or (b) at a fixed rate per annum determined by the Bank to be 0.50% above the London Inter-Bank Offered Rate in effect on the first day of the applicable fixed rate term;

  The Bank will separately maintain Avigen’s currently outstanding standby letters of credit in the amounts of $2,000,000 and $427,670 pursuant to the terms required under Avigen’s building operating leases that expire in November 2010 and June 2008, respectively, and are issued in favor of the respective property owners;

  The outstanding principal balance of the standby letters of credit will bear interest equal to three-eighths percent (0.375%) per annum of the face amount thereof; and

  As security for all indebtedness to the Bank, Avigen continues to pledge a portion of its portfolio of available-for-sale securities equal to the amount of outstanding borrowings.

  The above description is a summary of the material terms of the credit facility, and is qualified by reference to the full text of the terms of the credit facility which is attached as Exhibits 10.1 and 10.2 to this current report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	Letter Agreement, dated June 1, 2007, between Wells Fargo Bank, National Association and Avigen, Inc.

10.2	Promissory Note, dated June 1, 2007, issued by Avigen, Inc. in favor of Wells Fargo Bank, National Association.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.

Dated: June 6, 2007	By:	/s/ Andrew Sauter
Andrew Sauter
Vice President, Finance

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement, dated June 1, 2007, between Wells Fargo Bank, National Association and Avigen, Inc.

10.2	Promissory Note, dated June 1, 2007, issued by Avigen, Inc. in favor of Wells Fargo Bank, National Association.